SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             MARCH 29, 2001
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Date of earliest event reported:            MARCH 28, 2001
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                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                  0-23671                76-0355003
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification No.)


6005 WESTVIEW DRIVE, HOUSTON, TEXAS                              77055
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



80289.0003
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (c)       Exhibits.

     Exhibit number        Description
     --------------        -----------

          99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated March 28, 2001, to the United States Trustee


Item 9.  Regulation FD Disclosure

         The Registrant hereby incorporates by reference into this Item 9 the Certificate of Compliance, dated March 28, 2001, and the following financial statements contained in the report filed by the Registrant on March 29, 2001 with the United States Trustee in connection with the Registrant's reorganization under chapter 11 of the Bankruptcy Code, all of which are attached as Exhibit 99.1 hereto and which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed:

            o Statement of Operations for the month and years ended January 2001 and January 2000;

            o     Balance Sheets for January 2001 and January 2000;

            o Statements of Cash Flows for the months ended January 2001 and January 2000;

            o Statement of Operations for the month and years ended February 2001 and February 2000;

            o     Balance Sheets for February 2001 and February 2000; and

            o Statements of Cash Flows for the months ended February 2001 and February 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WEINER'S STORES, INC.

                                          By: /s/ Michael S. Marcus
                                              ---------------------------------
                                              Michael S. Marcus
                                              Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

Dated: March 29, 2001















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
                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated March 28, 2001, to the United States Trustee

















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